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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    Form 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


        Date of report (date of earliest event reported): March 24, 1999
                                                          --------------

                          HomeCom Communications, Inc.
             (Exact Name of Registrant as Specified in its Charter)


           Delaware                    0-29204                   58-2153309
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(State or Other Jurisdiction of   (Commission file Number)   (I.R.S. Employer
Incorporation or Organization                                Identification No.)


3535 Piedmont Road, Atlanta, Georgia                         30305
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(Address of Principal Executive Offices)                     (Zip Code)


Registrant's telephone number, including area code :         (404) 237-4646
                                                        ------------------------


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          (Former Name or Former Address, if Changed Since Last Report)



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ITEM 2.           ACQUISITION OR DISPOSITION OF ASSETS

         On November 6, 1998, HomeCom Communications, Inc., a Delaware corporation (the "Company") signed a definitive agreement and plan of merger (the "Merger Agreement") to acquire, among other things, all of the outstanding shares of First Institutional Marketing, Inc. and certain of its affiliates ("FIMI") for 1,252,174 shares of common stock. In addition, the Company entered into employment agreements for an initial term of 3 years with the three principals of FIMI, calling for them to continue in their current roles for the acquired companies. On March 24, 1999, the Company completed the closing of the Merger.

         The acquisition will be accounted for as a purchase. The purchase price will be allocated to assets acquired and liabilities assumed based on their estimated fair values. Results of operations for FIMI will be included with those of the Company for periods subsequent to the date of acquisition. The Company has filed a Registration Statement on Form S-3 with respect to the resale of the shares of HomeCom Communications, Inc. Common Stock issued in the Merger.


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a)      Financial Statements of Business Acquired

         Pursuant to the instructions to Item 7 of Form 8-K, the financial information required by Item 7(a) will be filed by Amendment within 60 days of the date of this filing.

(b)      Pro Forma Financial Information

         Pursuant to the instructions to Item 7 of Form 8-K, the financial information required by Item 7(b) will be filed by Amendment within 60 days of the date of this filing.

(c)      Exhibits

         10.48 Agreement and Plan of Merger by and among HomeCom Communications, Inc, FIMI Securities Acquisition Corp., Inc., ATF Acquisition Corp., Inc. and Daniel A. Delity, James Wm. Ellsworth, and David B. Frank dated as of November 6, 1998, together with exhibits was previously filed on Form 8-K dated November 18, 1998.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            HOMECOM COMMUNICATIONS, INC.
                                            (Registrant)


Date:    April 13, 1999                By:  /s/
         --------------                     -----------------------------------

                                            Harvey Sax, President and
                                            Chief Executive Officer
                                            (Principal Executive Officer)



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                                  Exhibit Index

Exhibit                             Description
10.48                      Agreement and Plan of Merger by and among HomeCom
                           Communications, Inc, FIMI Securities Acquisition
                           Corp., Inc., ATF Acquisition Corp., Inc. and Daniel
                           A. Delity, James Wm. Ellsworth, and David B. Frank
                           dated as of November 6, 1999, together with exhibits
                           was previously filed on Form 8-K dated
                           November 18, 1998.